                                                                    EXHIBIT 99.2


                                                     FOR IMMEDIATE RELEASE
                                                     Wednesday, October 22, 2003
                                                     7:30 AM CDT





                  BELO'S MONTHLY REVENUE AND STATISTICAL REPORT
                                 SEPTEMBER 2003



         DALLAS -- Belo Corp. (NYSE: BLC) issued today its statistical report for the month of September. Newspaper Group revenue decreased 4.2 percent in September while Television Group revenue increased 5.2 percent. September 2003 included one less Sunday than September 2002. Adjusting for the extra Sunday in September 2002, Newspaper Group total revenue would have increased approximately
2.1 percent with an increase in advertising revenue of approximately 2.0 percent. In September 2002, Belo's Television Group recorded $5.9 million in political revenues. Excluding political revenues, Television Group spot revenues increased 13.1 percent.

September Newspaper Linage

         At The Dallas Morning News, total revenue decreased 5.9 percent in September. Adjusting for the extra Sunday in September 2002, total revenue increased about one percent. Retail full-run ROP revenue decreased 10.0 percent with the most significant decreases in the furniture and department stores categories. Retail full-run ROP volume decreased 14.2 percent. General full-run ROP revenue increased 0.5 percent with the most significant increases in the automotive, financial and technology categories and decreases in telecom and travel. General full-run ROP volume decreased 3.7 percent. Classified revenue decreased 12.2 percent versus last year with an 8.2 percent decrease in volume. Help wanted volumes were down about 29 percent in September. Adjusting for the extra Sunday, help wanted volumes were down about 20 percent with a decrease in classified employment revenue of 20 percent. Classified automotive revenue was down 4.5 percent and real estate revenue was down 3.5 percent.


                                    - more -

BELO MONTHLY REVENUE AND
STATISTICAL REPORT SEPTEMBER 2003
PAGE TWO

         At The Providence Journal, total full-run advertising linage, including preprints and supplements, increased 20.3 percent, and total full-run ROP linage increased 3.4 percent. Retail and classified volumes, including preprints, were up 25.1 percent and 16.4 percent, respectively. General volumes, including preprints, were down 2.1 percent.

ABOUT BELO

         Belo is one of the nation's largest media companies with a diversified group of market-leading television, newspaper, cable and interactive media assets. A Fortune 1000 company with approximately 7,800 employees and $1.4 billion in annual revenues, Belo operates news and information franchises in some of America's most dynamic markets and regions, including Texas, the Northwest, the Southwest, Rhode Island, and the Mid-Atlantic region. Belo owns 19 television stations (six in the top 16 markets) reaching 13.7 percent of U.S. television households; owns or operates nine cable news channels; and manages one television station through a local marketing agreement. Belo publishes four daily newspapers: The Dallas Morning News, The Providence Journal, The Press-Enterprise (Riverside, CA) and the Denton Record-Chronicle (Denton, TX). Belo Interactive's new media businesses include 34 Web sites, several interactive alliances, and a broad range of Internet-based products. For more information, contact Carey Hendrickson, vice president of investor relations, at 214-977-6606. Additional information, including earnings releases, is available online at www.belo.com.

         Statements in this communication concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses, capital expenditures, investments, commitments, or other financial or operating items and other statements that are not historical facts, are "forward-looking statements" as the term is defined under applicable Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements.


         Such risks, uncertainties and factors include, but are not limited to, changes in advertising demand, interest rates and newsprint prices; technological changes; development of Internet commerce; industry cycles; changes in pricing or other actions by competitors and suppliers; regulatory changes; the effects of Company acquisitions and dispositions; general economic conditions; and significant armed conflict, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K.

                                      BELO
                         MONTHLY REVENUE AND STATISTICS
                                 SEPTEMBER 2003

REVENUE:
(Dollars in thousands)

                                       SEPTEMBER                               YTD
                                     2003        2002       CHANGE        2003        2002       CHANGE

Total Television Group Revenue      58,955      56,017         5.2%     474,144     470,421         0.8%
Total Newspaper Group Revenue       60,350      63,009        -4.2%     542,443     536,750         1.1%


                             THE DALLAS MORNING NEWS


LINAGE:
(Measured in six-column SAU inches)


                                          SEPTEMBER                                   YTD
                                     2003          2002         CHANGE         2003          2002         CHANGE
  Number of Sundays                        4             5          (1)             39            39           0

FULL RUN ROP
  Retail                              63,925        74,462       -14.2%        595,262       647,170        -8.0%
  General                             22,287        23,148        -3.7%        200,354       195,317         2.6%
  Classified/Legal                   128,298       139,722        -8.2%      1,138,061     1,198,702        -5.1%
                                  ----------    ----------                  ----------    ----------
TOTAL                                214,510       237,332        -9.6%      1,933,677     2,041,189        -5.3%

FULL RUN PREPRINTS
  Retail                              84,623       146,243       -42.1%        837,894     1,186,042       -29.4%
  General                             16,704         6,235       167.9%        126,468        88,229        43.3%
                                  ----------    ----------                  ----------    ----------
TOTAL                                101,327       152,478       -33.5%        964,362     1,274,271       -24.3%

TOTAL FULL RUN:
ROP, PREPRINTS AND SUPPLEMENTS
  Retail                             149,987       224,081       -33.1%      1,453,504     1,859,393       -21.8%
  General                             39,460        30,345        30.0%        329,654       287,079        14.8%
  Classified/Legal                   128,298       139,722        -8.2%      1,138,061     1,198,702        -5.1%
                                  ----------    ----------                  ----------    ----------
TOTAL                                317,745       394,148       -19.4%      2,921,219     3,345,174       -12.7%




CIRCULATION (NOTE 1):

            SIX-MONTH PERIOD
                  ENDED
                MARCH 31,
            2003        2002       CHANGE
Daily      533,567     529,616         0.7%
Sunday     786,594     776,868         1.3%


Note 1: ABC FAS-FAX circulation figures are the average for the six months ending March 31, 2003.

Source: Internal Records

                             THE PROVIDENCE JOURNAL

LINAGE:
(Measured in six-column SAU inches)

                                         SEPTEMBER                                       YTD
                                     2003          2002         CHANGE           2003          2002         CHANGE
  Number of Sundays                        4             5          (1)                 39            39         0

FULL RUN ROP
  Retail                              59,130        60,642        -2.5%          510,063       511,201        -0.2%
  General                              3,986         4,758       -16.2%           32,608        33,555        -2.8%
  Classified/Legal                    40,807        35,065        16.4%          324,304       309,155         4.9%
                                  ----------      ----------                  ----------    ----------
TOTAL                                103,923       100,465         3.4%          866,975       853,911         1.5%

FULL RUN PREPRINTS
  Retail                              99,231        65,891        50.6%          705,732       517,889        36.3%
  General                             16,030        15,691         2.2%          115,905       115,754         0.1%
                                  ----------      ----------                  ----------    ----------
TOTAL                                115,261        81,582        41.3%          821,637       633,643        29.7%

TOTAL FULL RUN:
ROP, PREPRINTS AND SUPPLEMENTS
  Retail                             158,421       126,657        25.1%        1,217,878     1,029,713        18.3%
  General                             20,038        20,478        -2.1%          148,641       149,684        -0.7%
  Classified/Legal                    40,807        35,065        16.4%          324,304       309,155         4.9%
                                  ----------      ----------                  ----------    ----------
TOTAL                                219,266       182,200        20.3%        1,690,823     1,488,552        13.6%


CIRCULATION (NOTE 1):


                    SIX-MONTH PERIOD
                          ENDED
                        MARCH 31,
                     2003        2002       CHANGE
Daily               165,628     164,065        1.0%
Sunday              233,591     232,040        0.7%


Note 1: ABC FAS-FAX circulation figures are the average for the six months ending March 31, 2003.

Source: Internal Records